UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 16, 2013

Thunder Fusion Corporation

(Exact name of Registrant as specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-54464

(Commission File Number)

45-1967797

(IRS Employer Identification No.)

150 Rainville Road, Tarpon Springs, Florida 34689

(Address of Principal Executive Offices and Zip Code)

(727) 934-9593

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

On October 10, 2013, the Company issued fifty million (50,000,000) shares of its Series “A” Convertible Preferred Stock to Hadronic Technologies Press, Inc., a Florida corporation (“Hadronic Press”) controlled by our directors, Dr. Ruggero M. Santilli and his wife, Ms. Carla Santilli.  Each share of the Series “A” Convertible Preferred Stock has fifteen (15) votes on all matters put to a vote of the shareholders and is convertible into ten (10) shares of our common stock.  The shares were issued for services rendered to our Company.  As a result of this acquisition, Hadronic Press owns 100% of the issued and outstanding shares of preferred stock of the Company; and has voting control over ninety-eight percent (98%) of the voting stock of the Company.  There are no arrangements or understandings with the new control group regarding the election of directors or other matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER FUSION CORPORATION

Dated: October 16, 2013	/s/ Dr. Ruggero M. Santilli
Dr. Ruggero M. Santilli
Chief Executive Officer

2